UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 3, 2007



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On April 3, 2007 General Motors Corporation (GM) issued a news release announcing March 2007 sales. The release is as follows:

                      GM Reports 909,094 Deliveries in Q1;
                           349,867 Deliveries in March

Q1
    o Retail Sales Up 0.5 Percent - Mid-Cars Up 14.5 Percent; Full-Size Pickups up 12.2 Percent
    o Saturn and GMC Post Substantial Gains Led By Aura Mid-Size Sedan and Crossovers Outlook and Acadia
    o  Chevrolet Impala and Aveo Post Quarterly Record Sales
    o  Daily Rental Sales Down 32 Percent; Non-Rental Fleet Sales Up 3 Percent

March
    o  Sales Down 7.7 Percent vs. Year Ago
    o GMC Acadia and Saturn Outlook Fuel 235 Percent Retail Increase in Mid-Utility Crossover Sales
    o Record March Escalade Sales Drive 17.6 Percent Retail Increase in Large Luxury Utilities
    o Chevrolet Impala, Pontiac G6 and Saturn Aura Contribute To Retail Sales Increase For Mid-Car Segment
    o  Daily Rental Sales Down 35 Percent

DETROIT - GM dealers in the United States delivered 349,867 vehicles in March, a reduction of 7.7 percent on a sales day-adjusted basis (down 4.2 percent non-adjusted), compared with 365,375 total sales a year ago. Fleet sales were down 11.8 percent due to continuing reductions in daily rental sales. GM's March retail sales were down 6.2 percent compared with year-ago levels on a sales day-adjusted basis (down 2.8 percent non-adjusted).

For the first quarter of 2007, GM delivered 909,094 vehicles, a decline of 5.6 percent, driven by reductions of almost 60,000 daily rental vehicle sales. For the first quarter of 2007, GM retail sales were up 0.5 percent. The reductions in fleet sales have resulted in a significant improvement in the retail/fleet mix.

"As we continue to build upon our strategy of focusing on value, lowering daily rental sales and increasing residual values, we were able to grow retail sales for the quarter, posting year-over-year increases in 19 vehicle lines. That's very good news. In March, we saw continued strength and stability in our retail business led by gains in mid-cars, crossovers, economy cars and luxury SUVs," said Mark LaNeve, vice president, GM North American Sales, Service and Marketing. "The Chevrolet Silverado, GMC Sierra, Acadia and Saturn Outlook are exceeding our expectations and confirm that when you offer the best product, value, segment-leading fuel economy and the best warranty coverage in the industry, customers respond."

GM March sales reflected the continuing strength of the new product portfolio with competitive incentive spending, balanced with ongoing reductions in daily rental fleet sales.

Chevrolet Aveo, Impala, Equinox, HHR, Suburban and Avalanche; Pontiac G6; Saturn Sky; GMC Yukon XL; Cadillac SRX, Escalade ESV and Escalade EXT all had March retail sales increases compared to a year ago. Pontiac G5; Saturn Aura and Outlook and the GMC Acadia are newly-offered products and continue to contribute retail sales momentum. The GMC Acadia and Saturn Outlook drove a 235 percent retail increase in the mid-crossover segment.

For the first quarter, Chevrolet Aveo, Impala, Colorado, Silverado, Suburban and Avalanche; Buick Rendezvous; Pontiac G6 and Vibe; Saturn Sky; GMC Canyon, Sierra and Yukon XL; Cadillac SRX, Escalade, Escalade ESV and Escalade EXT; Saab 9-5 and 9-7X all had retail sales increases compared with the first quarter of 2006. Pontiac G5, Saturn Aura and Outlook and GMC Acadia built retail strength in the quarter.

"GM offers the best coverage with a 5 year/100,000 mile powertrain limited warranty with roadside assistance and courtesy transportation. For customers, that translates to tangible value versus competitive cars, SUVs and trucks," LaNeve added. "Our customers are telling us that we have great products, industry-leading fuel economy and the best value out there. And with new products such as the Buick Enclave, Cadillac CTS and Chevrolet Malibu still to come this year, we expect to build on this momentum."

Certified Used Vehicles

March 2007 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles and HUMMER Certified Pre-Owned Vehicles, established a new monthly sales record for the certified category with sales of 53,734 units, up 9.7 percent from last March. Total year-to-date certified GM sales are 139,851 units, up 8 percent from the same period last year.

Leading the way was GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, which set a new industry monthly sales record for the certified pre-owned category with sales of 47,394 units. GM Certified sales were up 11 percent from the previous March. Year-to-date sales for GM Certified Used Vehicles are 122,784 units, up nearly 9 percent.

Cadillac Certified Pre-Owned Vehicles posted sales of 3,847 units, comparable to last March. Saturn Certified Pre-Owned Vehicles sold 1,615 units in March, down 7 percent. Saab Certified Pre-Owned Vehicles sold 761 units, comparable to last March, and HUMMER Certified Pre-Owned Vehicles sold 117 units, up 41 percent.

"March was a record month for GM certified sales," LeNeve said. "GM Certified Used Vehicles, which sold 47,394 units, set a new industry monthly sales record for a certified brand. This puts an exclamation mark on an outstanding first quarter by GM Certified Used Vehicles. With the 5 year/100,000 mile warranty on qualifying Certified Used Vehicles, we're optimistic this momentum will continue throughout the year."

GM North America Reports March and First-Quarter 2007 Production, 2007 Second-Quarter Production Forecast is Revised at 1.160 Million Vehicles

In March, GM North America produced 401,000 vehicles (134,000 cars and 267,000 trucks). This is down 59,000 units or 13 percent compared to March 2006 when the region produced 460,000 vehicles (182,000 cars and 278,000 trucks).

(Production totals include joint venture production of 15,000 vehicles in March 2007 and 16,000 vehicles in March 2006.)

GM North America built 1.063 million vehicles (399,000 cars and 664,000 trucks) in the first-quarter of 2007. This is down 192,000 vehicles or 15 percent compared to first-quarter of 2006 when the region produced 1.255 million vehicles (496,000 cars and 759,000 trucks). Additionally, the region's 2007 second-quarter production forecast is revised at 1.160 million vehicles (410,000 cars and 750,000 trucks), down 15,000 units or 1.3 percent from last month's guidance.

GM also announced revised 2007 first-quarter and second-quarter production forecasts for its international regions.

GM Europe - GM Europe's 2007 first-quarter production forecast is revised at 511,000 units, up 3,000 units from last month's guidance. In the first-quarter of 2006 the region built 494,000 vehicles. The region's 2007 second-quarter production forecast is revised at 473,000 vehicles, up 6,000 units from last month's guidance. In the second-quarter of 2006 the region built 495,000 vehicles.

GM Asia Pacific - The region's 2007 first-quarter production forecast is revised at 539,000 vehicles, up 1,000 units from last month's guidance. In the first-quarter of 2006 the region built 472,000 vehicles. GM Asia Pacific's 2007 second-quarter production forecast is revised at 568,000 vehicles, up 8,000 units from last month's guidance. In the second-quarter of 2006 the region built 482,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2007 first-quarter production forecast is revised at 222,000 units, down 3,000 units from last month's guidance. In the first-quarter of 2006 the region built 194,000 vehicles. The region's 2007 second-quarter production forecast is unchanged at 233,000 vehicles. In the second-quarter of 2006 the region built 206,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 76 years. Founded in 1908, GM today employs about 284,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2006, nearly 9.1 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    March                January - March
-------------------------------------------------------------------------------
 Curr S/D:   28                           % Chg
 Prev S/D:   27           2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------
Vehicle Total          349,867   365,375   -7.7     909,094   962,923   -5.6
-------------------------------------------------------------------------------
Car Total              136,866   133,834   -1.4     349,924   380,957   -8.1
-------------------------------------------------------------------------------
Truck Total            213,001   231,541  -11.3     559,170   581,966   -3.9
-------------------------------------------------------------------------------
Light Truck Total      208,552   225,871  -11.0     548,519   569,360   -3.7
-------------------------------------------------------------------------------
Light Vehicle Total    345,418   359,705   -7.4     898,443   950,317   -5.5
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                   March                January - March
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
-------------------------------------------------------------------------------
Buick                   16,222    23,276  -32.8      43,343    61,874  -29.9
Cadillac                18,944    19,945   -8.4      46,826    50,929   -8.1
Chevrolet              213,156   219,288   -6.3     548,693   570,620   -3.8
GMC                     40,894    42,837   -7.9     110,661   104,566    5.8
HUMMER                   4,847     6,125  -23.7      13,004    16,984  -23.4
Oldsmobile                   0         0  ***.*           0        96  ***.*
Other - Isuzu            1,396     1,387   -2.9       3,023     2,850    6.1
Pontiac                 30,448    32,649  -10.1      79,071    99,301  -20.4
Saab                     2,837     3,239  -15.5       7,420     8,222   -9.8
Saturn                  21,123    16,629   22.5      57,053    47,481   20.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Vehicles Produced in US/Canada/Mexico
-------------------------------------------------------------------------------
Car                    127,001   125,454   -2.4     326,761   360,887   -9.5
-------------------------------------------------------------------------------
Light Truck            208,552   225,871  -11.0     548,519   569,360   -3.7
-------------------------------------------------------------------------------

 Twenty-eight selling days for the March period this year and twenty-seven for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                   March 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    March                January - March
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    28        27
-------------------------------------------------------------------------------
Century                      2        12  -83.9           4        55  -92.7
LaCrosse                 4,462     5,764  -25.4      10,603    16,361  -35.2
LeSabre                     11       452  -97.7          51     1,395  -96.3
Lucerne                  7,517     8,690  -16.6      19,587    22,124  -11.5
Park Avenue                  7         4   68.8          13        25  -48.0
Regal                        0         0  ***.*           0        30  ***.*
      Buick Total       11,999    14,922  -22.5      30,258    39,990  -24.3
-------------------------------------------------------------------------------
CTS                      4,881     5,386  -12.6      10,766    13,301  -19.1
DeVille                      9       103  -91.6          31       436  -92.9
DTS                      3,663     5,044  -30.0      10,947    14,883  -26.4
Seville                      0         0  ***.*           0         9  ***.*
STS                      1,555     2,217  -32.4       4,434     5,625  -21.2
XLR                        199       329  -41.7         465       866  -46.3
      Cadillac Total    10,307    13,079  -24.0      26,643    35,120  -24.1
-------------------------------------------------------------------------------
Aveo                     6,793     4,438   47.6      15,228    10,571   44.1
Cavalier                     9        50  -82.6          24       174  -86.2
Classic                      0         0  ***.*           1         2  -50.0
Cobalt                  18,061    20,737  -16.0      41,949    52,527  -20.1
Corvette                 3,158     3,655  -16.7       8,176     9,292  -12.0
Impala                  28,505    24,071   14.2      80,705    64,433   25.3
Malibu                  15,140    13,716    6.4      36,052    46,782  -22.9
Monte Carlo              1,971     2,667  -28.7       4,899     9,642  -49.2
SSR                         28       609  -95.6         126     1,446  -91.3
      Chevrolet Total   73,665    69,943    1.6     187,160   194,869   -4.0
-------------------------------------------------------------------------------
Alero                        0         0  ***.*           0        67  ***.*
      Oldsmobile Total       0         0  ***.*           0        67  ***.*
-------------------------------------------------------------------------------
Bonneville                   6       199  -97.1          42       603  -93.0
G5                       2,364         0  ***.*       5,593         0  ***.*
G6                      12,390    11,769    1.5      35,636    36,858   -3.3
Grand Am                    12       139  -91.7          40       395  -89.9
Grand Prix               6,807     6,501    1.0      16,823    25,378  -33.7
GTO                        702     1,185  -42.9       1,887     2,576  -26.7
Solstice                 1,742     2,219  -24.3       3,620     6,068  -40.3
Sunfire                      5       145  -96.7          11       454  -97.6
Vibe                     3,018     3,315  -12.2       7,343     9,222  -20.4
      Pontiac Total     27,046    25,472    2.4      70,995    81,554  -12.9
-------------------------------------------------------------------------------
9-2X                        20        91  -78.8          81       202  -59.9
9-3                      1,981     2,255  -15.3       4,875     5,765  -15.4
9-5                        369       411  -13.4       1,092       956   14.2
      Saab Total         2,370     2,757  -17.1       6,048     6,923  -12.6
-------------------------------------------------------------------------------
Aura                     5,530         0  ***.*      13,428         0  ***.*
ION                      4,639     7,518  -40.5      12,555    22,281  -43.7
Saturn L Series              0         9  ***.*           0        19  ***.*
Sky                      1,310       134  842.7       2,837       134  ***.*
      Saturn Total      11,479     7,661   44.5      28,820    22,434   28.5
-------------------------------------------------------------------------------
        GM Total       136,866   133,834   -1.4     349,924   380,957   -8.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     127,001   125,454   -2.4     326,761   360,887   -9.5
-------------------------------------------------------------------------------
GM Import                9,865     8,380   13.5      23,163    20,070   15.4
-------------------------------------------------------------------------------
        GM Total       136,866   133,834   -1.4     349,924   380,957   -8.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                   March 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    March                January - March
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    28        27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             11,999    14,922  -22.5      30,258    39,990  -24.3
Cadillac Total          10,307    13,079  -24.0      26,643    35,120  -24.1
Chevrolet Total         66,872    65,505   -1.6     171,932   184,298   -6.7
Oldsmobile Total             0         0  ***.*           0        67  ***.*
Pontiac Total           26,344    24,287    4.6      69,108    78,978  -12.5
Saturn Total            11,479     7,661   44.5      28,820    22,434   28.5
      GM North America
        Total*         127,001   125,454   -2.4     326,761   360,887   -9.5
===============================================================================
Chevrolet Total          6,793     4,438   47.6      15,228    10,571   44.1
Pontiac Total              702     1,185  -42.9       1,887     2,576  -26.7
Saab Total               2,370     2,757  -17.1       6,048     6,923  -12.6
      GM Import Total    9,865     8,380   13.5      23,163    20,070   15.4
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             16,222    23,276  -32.8      43,343    61,874  -29.9
Cadillac Total          18,944    19,945   -8.4      46,826    50,929   -8.1
Chevrolet Total        213,156   219,288   -6.3     548,693   570,620   -3.8
GMC Total               40,894    42,837   -7.9     110,661   104,566    5.8
HUMMER Total             4,847     6,125  -23.7      13,004    16,984  -23.4
Oldsmobile Total             0         0  ***.*           0        96  ***.*
Other-Isuzu Total        1,396     1,387   -2.9       3,023     2,850    6.1
Pontiac Total           30,448    32,649  -10.1      79,071    99,301  -20.4
Saab Total               2,837     3,239  -15.5       7,420     8,222   -9.8
Saturn Total            21,123    16,629   22.5      57,053    47,481   20.2
      GM Total         349,867   365,375   -7.7     909,094   962,923   -5.6
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    March                January - March
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    28        27
-------------------------------------------------------------------------------
Rainier                    601     2,232  -74.0       1,589     4,647  -65.8
Rendezvous               2,697     4,825  -46.1       9,753    13,363  -27.0
Terraza                    925     1,297  -31.2       1,743     3,874  -55.0
      Total Buick        4,223     8,354  -51.3      13,085    21,884  -40.2
-------------------------------------------------------------------------------
Escalade                 3,774     3,955   -8.0       8,600     8,145    5.6
Escalade ESV             1,742       474  254.4       3,881     1,494  159.8
Escalade EXT               932       359  150.3       2,081     1,079   92.9
SRX                      2,189     2,078    1.6       5,621     5,091   10.4
      Total Cadillac     8,637     6,866   21.3      20,183    15,809   27.7
-------------------------------------------------------------------------------
Astro                        2        29  -93.3          16       140  -88.6
C/K Suburban(Chevy)      8,282     4,780   67.1      19,670    15,107   30.2
Chevy C/T Series            22        29  -26.8          59        69  -14.5
Chevy W Series             314       276    9.7         646       670   -3.6
Colorado                 7,685     8,355  -11.3      19,769    19,200    3.0
Equinox                  9,997     8,637   11.6      22,896    22,606    1.3
Express Cutaway/G Cut    1,560     1,972  -23.7       3,795     4,542  -16.4
Express Panel/G Van      6,525     8,544  -26.4      16,062    20,822  -22.9
Express/G Sportvan       1,832     2,354  -25.0       3,839     4,817  -20.3
HHR                      7,870     8,698  -12.8      22,045    25,308  -12.9
Kodiak 4/5 Series          880     1,400  -39.4       2,345     3,312  -29.2
Kodiak 6/7/8 Series        186       446  -59.8         604     1,016  -40.6
S/T Blazer                   0        13  ***.*           2        78  -97.4
S/T Pickup                   0         0  ***.*           0         4  ***.*
Tahoe                   14,848    16,580  -13.6      34,875    45,104  -22.7
Tracker                      0         0  ***.*           0        11  ***.*
TrailBlazer             11,426    16,224  -32.1      31,632    43,386  -27.1
Uplander                 6,936     6,999   -4.4      15,260    15,961   -4.4
Venture                      4        25  -84.6           8       117  -93.2
................................................................................
      Avalanche          5,496     3,151   68.2      15,295     8,128   88.2
      Silverado-C/K
        Pickup          55,626    60,833  -11.8     152,715   145,353    5.1
Chevrolet Fullsize
  Pickups               61,122    63,984   -7.9     168,010   153,481    9.5
................................................................................
      Chevrolet Total  139,491   149,345   -9.9     361,533   375,751   -3.8
-------------------------------------------------------------------------------
Acadia                   5,739         0  ***.*      11,704         0  ***.*
Canyon                   1,802     2,109  -17.6       5,207     4,663   11.7
Envoy                    3,150     7,101  -57.2      10,749    17,653  -39.1
GMC C/T Series              27        36  -27.7          57        62   -8.1
GMC W Series               553       622  -14.3       1,089     1,125   -3.2
Safari (GMC)                 0        11  ***.*          11        44  -75.0
Savana Panel/G Classic   1,225     1,779  -33.6       3,339     4,168  -19.9
Savana Special/G Cut     1,106     1,098   -2.9       2,661     3,404  -21.8
Savana/Rally               135       259  -49.7         396       638  -37.9
Sierra                  16,503    19,435  -18.1      47,790    46,022    3.8
Topkick 4/5 Series         610       747  -21.3       1,581     1,657  -32.4
Topkick 6/7/8 Series       461       727  -38.9       1,247     1,845    3.2
Yukon                    5,704     5,967   -7.8      14,852    14,398   12.3
Yukon XL                 3,879     2,946   27.0       9,978     8,887    5.8
      GMC Total         40,894    42,837   -7.9     110,661   104,566    5.8
-------------------------------------------------------------------------------
HUMMER H1                   15        30  -51.8          56        73  -23.3
HUMMER H2                1,040     1,536  -34.7       3,091     4,281  -27.8
HUMMER H3                3,792     4,559  -19.8       9,857    12,630  -22.0
      HUMMER Total       4,847     6,125  -23.7      13,004    16,984  -23.4
-------------------------------------------------------------------------------
Bravada                      0         0  ***.*           0        19  ***.*
Silhouette                   0         0  ***.*           0        10  ***.*
 Oldsmobile Total            0         0  ***.*           0        29  ***.*
-------------------------------------------------------------------------------
Other-Isuzu F Series       184       123   44.3         477       275   73.5
Other-Isuzu H Series        13        18  -30.4          30        31   -3.2
Other-Isuzu N Series     1,199     1,246   -7.2       2,516     2,544   -1.1
      Other-Isuzu Total  1,396     1,387   -2.9       3,023     2,850    6.1
-------------------------------------------------------------------------------
Aztek                        2        74  -97.4          12       182  -93.4
Montana                      5        76  -93.7          13       214  -93.9
Montana SV6                189     2,951  -93.8         534     6,368  -91.6
Torrent                  3,206     4,076  -24.2       7,517    10,983  -31.6
      Pontiac Total      3,402     7,177  -54.3       8,076    17,747  -54.5
-------------------------------------------------------------------------------
9-7X                       467       482   -6.6       1,372     1,299    5.6
      Saab Total           467       482   -6.6       1,372     1,299    5.6
-------------------------------------------------------------------------------
Outlook                  2,210         0  ***.*       5,054         0  ***.*
Relay                      178       735  -76.6         511     1,840  -72.2
VUE                      7,256     8,233  -15.0      22,668    23,207   -2.3
      Saturn Total       9,644     8,968    3.7      28,233    25,047   12.7
-------------------------------------------------------------------------------
      GM Total         213,001   231,541  -11.3     559,170   581,966   -3.9
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     211,344   229,753  -11.3     555,511   578,317   -3.9
-------------------------------------------------------------------------------
GM Import                1,657     1,788  -10.6       3,659     3,649    0.3
-------------------------------------------------------------------------------
      GM Total         213,001   231,541  -11.3     559,170   581,966   -3.9
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     208,552   225,871  -11.0     548,519   569,360   -3.7
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0         0  ***.*
-------------------------------------------------------------------------------
      GM Total         208,552   225,871  -11.0     548,519   569,360   -3.7
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2007
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                    March                January - March
-------------------------------------------------------------------------------
                                          % Chg
                          2007      2006  per S/D      2007      2006  % Chg.
                        -------------------------------------------------------
      Selling Days (S/D)    28        27
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,223     8,354  -51.3      13,085    21,884  -40.2
Cadillac Total           8,637     6,866   21.3      20,183    15,809   27.7
Chevrolet Total        139,303   149,176  -10.0     361,106   375,297   -3.8
GMC Total               40,459    42,310   -7.8     109,790   103,631    5.9
HUMMER Total             4,847     6,125  -23.7      13,004    16,984  -23.4
Oldsmobile Total             0         0  ***.*           0        29  ***.*
Other-Isuzu Total          362       295   18.3         662       590   12.2
Pontiac Total            3,402     7,177  -54.3       8,076    17,747  -54.5
Saab Total                 467       482   -6.6       1,372     1,299    5.6
Saturn Total             9,644     8,968    3.7      28,233    25,047   12.7
      GM North America
        Total*         211,344   229,753  -11.3     555,511   578,317   -3.9
-------------------------------------------------------------------------------
Chevrolet Total            188       169    7.3         427       454   -5.9
GMC Total                  435       527  -20.4         871       935   -6.8
Other-Isuzu Total        1,034     1,092   -8.7       2,361     2,260    4.5
      GM Import Total    1,657     1,788  -10.6       3,659     3,649    0.3
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,223     8,354  -51.3      13,085    21,884  -40.2
Cadillac Total           8,637     6,866   21.3      20,183    15,809   27.7
Chevrolet Total        138,089   147,194   -9.5     357,879   370,684   -3.5
GMC Total               39,243    40,705   -7.0     106,687    99,877    6.8
HUMMER Total             4,847     6,125  -23.7      13,004    16,984  -23.4
Oldsmobile Total             0         0  ***.*           0        29  ***.*
Pontiac Total            3,402     7,177  -54.3       8,076    17,747  -54.5
Saab Total                 467       482   -6.6       1,372     1,299    5.6
Saturn Total             9,644     8,968    3.7      28,233    25,047   12.7
      GM North America
        Total*         208,552   225,871  -11.0     548,519   569,360   -3.7
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              4,223     8,354  -51.3      13,085    21,884  -40.2
Cadillac Total           8,637     6,866   21.3      20,183    15,809   27.7
Chevrolet Total        138,089   147,194   -9.5     357,879   370,684   -3.5
GMC Total               39,243    40,705   -7.0     106,687    99,877    6.8
HUMMER Total             4,847     6,125  -23.7      13,004    16,984  -23.4
Oldsmobile Total             0         0  ***.*           0        29  ***.*
Pontiac Total            3,402     7,177  -54.3       8,076    17,747  -54.5
Saab Total                 467       482   -6.6       1,372     1,299    5.6
Saturn Total             9,644     8,968    3.7      28,233    25,047   12.7
      GM Total         208,552   225,871  -11.0     548,519   569,360   -3.7
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 4/03/07



                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2007 Q1 #       399    664  1,063     511      222      539    2,335      15    35    285
  O/(U) prior
forecast:@      (18)     1    (17)      3       (3)       1      (16)      0     1      1

2007 Q2 # *     410    750  1,160     473      233      568    2,434      14    47    278
O/(U) prior
forecast:@       (8)    (7)   (15)      6        0        8       (1)      0     0      0
=====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
     2001
1st Qtr.        580    634  1,214     538      138       51    1,941      18     9     NA
2nd Qtr.        638    726  1,364     491      165       64    2,084      13    16     NA
3rd Qtr.        574    664  1,238     373      146       74    1,832      11    15     NA
4th Qtr.        573    721  1,294     441      127       67    1,929       9    16     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
      CY      2,365  2,745  5,110   1,842      575      256    7,786      51    56     NA

     2002
1st Qtr.        600    753  1,353     456      131       65    2,005      11    11     NA
2nd Qtr.        688    865  1,553     453      141       74    2,221      15    17     NA
3rd Qtr.        568    740  1,308     408      132       87    1,935      19    20     NA
4th Qtr.        602    824  1,426     453      157       81    2,117      14    25     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
      CY      2,458  3,182  5,640   1,770      561      307    8,278      59    73     NA

     2003
1st Qtr.        591    860  1,451     491      127       77    2,146      19    24     NA
2nd Qtr.        543    837  1,380     488      128       90    2,086      19    24     NA
3rd Qtr.        492    753  1,245     393      135      120    1,893      20    17     NA
4th Qtr.        558    827  1,385     446      157      133    2,121      16    20     NA
              -----  -----  -----   -----      ---      ---    -----      --    --
      CY      2,184  3,277  5,461   1,818      547      420    8,246      74    85     NA

     2004
1st Qtr.        525    820  1,345     473      159      296    2,273      19    19    247
2nd Qtr.        543    846  1,389     503      172      337    2,401      18    48    284
3rd Qtr.        463    746  1,209     411      185      314    2,119      16    43    261
4th Qtr.        466    811  1,277     442      200      386    2,305      17    47    324
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
      CY      1,997  3,223  5,220   1,829      716    1,333    9,098      70   158  1,116

     2005
1st Qtr.        470    712  1,182     502      185      335    2,204      16    51    286
2nd Qtr.        458    789  1,247     501      195      398    2,341      17    49    337
3rd Qtr.        423    723  1,146     412      207      409    2,174      15    50    199
4th Qtr.        483    798  1,281     443      188      420    2,332      14    68    197
              -----  -----  -----   -----      ---    -----    -----      --   ---  -----
      CY      1,834  3,022  4,856   1,858      775    1,562    9,051      62   218  1,019

     2006
1st Qtr.        496    759  1,255     494      194      472    2,415      18    50    246
2nd Qtr.        462    775  1,237     495      206      482    2,420      17    58    258
3rd Qtr.        417    633  1,050     374      215      433    2,072      12    48    202
4th Qtr.        446    661  1,107     443      215      509    2,274      11    43    260
              -----  -----  -----   -----      ---    -----    -----      --   ---    ---
      CY      1,821  2,828  4,649   1,806      830    1,896    9,181      58   199    966

     2007
1st Qtr. #      399    664  1,063     511      222      539    2,335      15    35    285
2nd Qtr. #*     410    750  1,160     473      233      568    2,434      14    47    278


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@  Numbers may vary due to rounding
#  Denotes estimate



(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2)  GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.


This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)

Date:  April 3, 2007                 By:  /s/G. RICHARD WAGONER, JR.
                                     ---  --------------------------
                                          (G. Richard Wagoner, Jr.
                                          Chairman and Chief Executive Officer)